                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                         Date of Report: March 21, 2001




                        FEDERATED DEPARTMENT STORES, INC.

                   151 West 34th St., New York, New York 10001
                                 (212) 494-1602

                                      -and-

                  7 West Seventh Street, Cincinnati, Ohio 45202
                                 (513) 579-7000



          Delaware                    1-13536             13-3324058
  ------------------------     ---------------------     -------------
  (State of Incorporation)     (Commission File No.)     (IRS Id. No.)



                             Exhibit Index on Page 4
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ITEM 5. OTHER EVENTS.

                  This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Federated Department Stores, Inc. ("Federated") for the purpose of filing, as exhibits hereto the Underwriting Agreement, dated as of March 21, 2001, between Federated and the underwriters named therein and the form of Fifth Supplemental Trust Indenture, contemplated to be entered into between Federated and Citibank, N.A., as Trustee, in connection with the proposed sale by Federated of $500,000,000 aggregate principal amount of its 6 5/8% Senior Notes due 2011.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

The following exhibits are filed herewith:

1. Underwriting Agreement, dated as of March 21, 2001, between Federated Department Stores, Inc. and the underwriters named therein.

4. Form of Fifth Supplemental Trust Indenture, between Federated Department Stores, Inc. and Citibank, N.A., as Trustee.





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FEDERATED DEPARTMENT STORES, INC.



Date: March 26, 2001                By: /s/ Dennis J. Broderick
                                        --------------------------------------
                                        Dennis J. Broderick
                                        Senior Vice President, General Counsel
                                        and Secretary





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                                  EXHIBIT INDEX


Exhibit
Number                                  Description
-------                                 -----------
  1.     Underwriting Agreement, dated as of March 21, 2001, between Federated
         Department Stores, Inc. and the underwriters named therein.

  4.     Form of Fifth Supplemental Trust Indenture, between Federated
         Department Stores, Inc. and Citibank, N.A., as Trustee.








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